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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 11, 2015, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-207472) and related Prospectus of Match Group, Inc. for the registration of shares of its common stock.

/s/ Ernst & Young LLP

New York, New York
November 9, 2015

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm